INDEXIQ ETF TRUST
(the “Trust”)
IQ Hedge Event Driven Tracker ETF
(the “Fund”)
Supplement dated December 30, 2021 (“Supplement”)
to the Summary Prospectus and Prospectus dated August 31, 2021
Capitalized terms and certain other terms used in this Supplement have the meanings assigned to them in the Summary Prospectus and Prospectus.
Effective December 31, 2021, all references to the HFRI Event Driven Index are hereby deleted. Additionally, the Fund has added the Barclay Event Driven Index as an additional index. As a result, the “Performance Information” section in the Summary Prospectus and Prospectus is hereby replaced with the following:
Performance Information
The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and additional broad measures of market performance. The Bloomberg Barclays U.S. Aggregate Bond Index has replaced the Fund’s comparative index, which is not available for the Fund’s use. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclay Event Driven Index is a measure of the average net returns of all reporting event driven and special situations funds in the BarclayHedge database.
All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com.
The Fund’s year-to-date total return as of June 30, 2021 was 2.15%.
Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	11.41%	2Q/2020
Lowest Return	-9.55%	1Q/2020

Average Annual Total Returns as of December 31, 2020
	1 Year	5 Years	Since Inception(1)
Returns before taxes	12.87%	7.40%	5.89%
Returns after taxes on distributions(2)	10.92%	6.11%	4.67%
Returns after taxes on distributions and sale of Fund Shares(2)	7.65%	5.21%	4.04%
IQ Hedge Event Driven Index (reflects no deduction for fees, expenses or taxes)	13.19%	7.92%	6.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.65%
Barclay Event Driven Index(3) (reflects no deduction for fees, expenses or taxes)	11.12%	7.01%	5.08%

(1)
The Fund commenced operations on March 24, 2015.

(2)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

(3)
Barclay Event Driven Index is calculated from March 31, 2015. Performance information for the Fund in the table above also includes the performance of Barclay Event Driven Index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception” heading may not be coincident with the inception date of the Fund. In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund.

Investors Should Retain This Supplement for Future Reference
MEQED16a-12/21